EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Advanced BioEnergy, LLC (the “Company”) on Form 10-KSB for the period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Revis L. Stephenson III
Revis L. Stephenson III
Chief Executive Officer
December 31, 2007

/s/ Richard Peterson

Richard Peterson
Chief Financial Officer and
Vice President of Accounting and Finance
December 31, 2007